CONDENSED INTERIM CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS - USD ($) $ in Thousands	9 Months Ended
	Sep. 30, 2015	Sep. 30, 2014
CONDENSED INTERIM CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS [Abstract]
Net loss	$ (47,085)	$ (3,933)
Other comprehensive loss
Foreign currency translation adjustments	(2,702)	(1,281)
Reclassification adjustments for realizes loss on hedging instruments, net	788	122
Unrealized loss on hedging instruments, net	(168)	(902)
Total comprehensive loss	$ (49,167)	$ (5,994)